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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-7070) of Santa Fe International Corporation of our report dated January 27, 1999, with respect to the consolidated financial statements of Santa Fe International Corporation included in this Annual Report (Form 20-F) for the year ended December 31, 1998.


ERNST & YOUNG LLP


Dallas, Texas
March 29, 1999